Principal Diversified Select Real Asset Fund
Supplement dated November 6, 2020
to the Prospectus dated August 1, 2020
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Under The Sub-Advisors, delete the Sub-Advisor: Tortoise Capital Advisors, L.L.C. section and replace with the following:

Sub-Advisor:
Tortoise Capital Advisors, L.L.C. ("Tortoise"), 5100 W. 115th Place, Leawood, Kansas 66211, formed in October 2002, specializes in essential assets investing. Tortoise is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of TortoiseEcofin Investments Management, LLC ("TortoiseEcofin"). TortoiseEcofin holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in TortoiseEcofin. Certain employees in the TortoiseEcofin complex also own interests in TortoiseEcofin.

Strategy:	Essential Assets, including Midstream Energy (MLPs), Global Water Equities, Private Social Infrastructure Debt, Private Energy Infrastructure, and Private Sustainable Infrastructure
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